EXHIBIT 7l

[WARNER BROS. LOGO] WARNER BROS. CONSUMER PRODUCTS
                    LICENSE AGREEMENT MODIFICATION FORM

Licensee:                China Premium Food Corporation

Address:                 11300 U.S. Highway 1, Suite 202, North Palm Beach,
                         F1orida 33418

Contact Name and Title:  Roy G. Warren -President, CEO

Telephone:               561-625-1411       Fax: 561-625-1413

License Agreement No:    93085-WBLT

Amendment Requested:     Territory:
                         Extend territory from Shanghai, Hangzhou to Nationwide PRC

                         Term:
                         Extend term to end June 30, 2003
                         Original term January 1, 1999- June 30, 2002

                         Minimum Guarantee:
                         Additional US$100,000 will be added

                         Payment Schedule:
                         Advance of US$25,000 due upon signing, Balance US$75,O00 to be added to remaining installment, which we rescheduled as follows:

                         --------------------------------------------------
                         From        Rescheduled
                         --------------------------------------------------
                         Due Date    Amount(US$)    Due Date    Amount(US$)
                         --------------------------------------------------
                         12/31/00    21,250         1/31/01     33,750
                         --------------------------------------------------
                          3/31/01    21,250         5/30/01     33,750
                         --------------------------------------------------
                          6/30/01    21,250         9/30/01     33,75
                         --------------------------------------------------
                          9/30/01    21,250         1/31/02     33,750
                         --------------------------------------------------
                         12/31/01    21,250         5/31 02     33,750
                         --------------------------------------------------
                          3/31/02    21,250         9/30/02     33,750
                         --------------------------------------------------

                         Licensee MUST provide on or before February
                         1.2001:
                         Sales Forecast on a City by City and/ or Province by Province and/ or channel by channel Marketing and Promotion Plans on a city by city and/ or province by province and/ or channel by channel.

Reason for Amendment:    With the success in launching the product in
                         Shanghai and Hangzhou, licensee request to roll out their products to different Cities and Province within PRC

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WBCP Account Executive        Date     Credit Approval             Date

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Licensing Director            Date     Contracts Administration    Date

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Legal Affairs                 Date     Mark Matheny                Date

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Third Party (if necessary)    Date


cc; George Jones

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